UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2016

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, MA 02451	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Departure of Directors or Certain Officers; Election of Directors.

(c)                                  On July 1, 2016, Harald Stock, Ph.D. transitioned from Chief Executive Officer-Elect to Chief Executive Officer of the Company, as previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2016, which is incorporated herein by reference.  On July 1, 2016, Dr. Stock was also appointed President of the Company.

Item 8.01. Other Events

On July 1, 2016, the Company issued a press release announcing that Dr. Stock has commenced his role as the Company’s President and Chief Executive Officer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press Release dated July 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: July 1, 2016	By:	/s/ Jeffrey Young
Jeffrey Young
Chief Financial Officer